                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 17, 1996
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           Polish Telephones and Microwave Corporation
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      (Exact name of registrant as specified in its Charter)


       Texas                     0-24622    	      75-2433637
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(State or other jurisdiction   (Commission	   (IRS Employer
     of incorporation)         File Number)   Identification No.)


433 East Las Colinas Boulevard, Suite 815, Irving, Texas    75039
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (214) 831-8722
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(Former name or former address, if changed since last report.)

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Item 2.      Acquisition or Disposition of Assets

On May 17, 1996, the Company acquired all of the issued and outstanding shares of Telereunion, Inc., a Delaware corporation ("Telereunion"). The acquisition was completed by means of a merger between Telereunion and a newly formed subsidiary of the Company. Upon consummation of the merger, the subsidiary changed its name to Telereunion, Inc. Telereunion distributes Northern Telcom telecommunications products, as well as Octel voice mail systems and provides conference calling services in Mexico. Telereunion's operations are conducted through Vextro de Mexico, S.A de C.V. ("Vextro"), its 97% owned subsidiary organized under the laws of the Republic of Mexico.

Under the terms of the acquisition, the Company issued to the stockholders of Telereunion, in exchange for the issued and outstanding shares of common stock of Telereunion,: (i) an aggregate of 1,605,000 shares of the common stock, $.001 par value per share, of the Company (the "Common Stock"), (ii) warrants for the purchase of an aggregate of 2,500,000 shares of Common Stock at an exercise price of $2.19 per share and having a term of seven years (the "Series A Common Stock Warrants"), (iii) warrants for the purchase of an aggregate of 95,000 shares of Common Stock at an exercise price of $2.19 per share and having a term of seven years (the "Series B Common Stock Warrants"), and
(iv) an aggregate of 380,000 shares of a new series of non-voting, non-participating preferred stock, $.001 par value per share, of the Company (the "Series B Preferred Stock"). In addition, the Company converted and amended certain non-qualified options outstanding under the Telereunion 1995 Stock Option and Appreciation Rights Plan to provide for the right to acquire an aggregate of 216,618 shares of Common Stock for an exercise price of $1.35 per share. The options are fully vested and immediately exercisable. The consideration paid by the Company for the issued and outstanding common stock of Telereunion has been determined by negotiation between the parties.

The exercise price for the Series A Common Stock Warrants and the Series B Common Stock Warrants was calculated based upon the average of the closing price for a share of Common Stock quoted on the Nasdaq Small Cap market for the twenty (20) trading days immediately preceding December 22, 1995, the date of execution of the letter of intent with respect to this acquisition. The Series A Common Stock Warrants will vest and become exercisable, if at all, upon the Company meeting certain fiscal year earnings per share targets, computed in accordance with the terms of the Series A Common Stock Warrants, as follows: (i) 1,000,000 shares if earnings per share equals at least $.315 per share; (ii) an additional 1,000,000 shares if earnings per share (computed to include the effect of the vesting of 2,000,000 shares under the Series A Common Stock Warrants) equals at least $.458 per share; and (iii) an additional 500,000 shares if earnings per share (computed to include the effect of the vesting of all of the Series A Common Stock Warrants) equals at least $.75 per share.

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The Series B Common Stock Warrants will vest and become
exercisable, if at all, upon the Company achieving a $5,000,000 increase in net shareholder's equity, computed in accordance with the terms of the Series B Common Stock Warrants. Both the Series A Common Stock Warrants and the Series B Common Stock Warrants are subject to accelerated vesting if the closing price for the Company's Common Stock as quoted on The Nasdaq Stock Market or any other reliable public market is at least $12.00 per share for a period of 90 consecutive trading days during the warrants' terms.

The Series B Preferred Stock is redeemable by the Company for a price of $1.00 per share upon the Company achieving a $5,000,000 increase in net stockholder's equity or upon the attainment by Telereunion of at least $380,000 of net cash flow (as defined) in any period of 12 consecutive months during the 18 months following issuance. If a redemption event does not occur within eighteen months of its issuance, the Series B Preferred Stock is automatically terminated.

In addition to the foregoing terms, three stockholders of Telereunion who are the principal executive officers of Telereunion and its operating subsidiaries received three year employment agreements. The Company also increased the size of its Board of Directors by one member, from its pre-acquisition size of six members to seven. The three "management" stockholders of Telereunion joined the Board as new directors and four of the six pre-acquisition directors of the Company comprise the remaining members of the Board. As a result, the Board of Directors is comprised of Messrs. Gary Panno, Roy A. Varghese, Darrel O. Kirkland and Christopher H. Efird and Messrs. Manuel Landa, Oscar Garcia Mora and Ricardo Orea Gudino.

Mr. Christopher Efird, who is a director of the Company, was also a director of Telereunion. In addition, Mr. Efird is an employee of Benchmark Equity Group ("Benchmark"), a stockholder of Telereunion prior to the acquisition. Mr. Efird received, as compensation for his services as an employee of Benchmark, 65,625 shares of Common Stock, 37,500 Series A Common Stock Warrants and 11,875 Series B Common Stock Warrants, which shares and warrants constitute a portion of the Common Stock and warrants issued to Benchmark at the closing of the acquisition. Mr. Efird originally joined the Board of the Company on November 17, 1995.
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Item 7.      Financial Statements and Exhibits

At this time, it is impracticable to provide the financial statements of Telereunion and the pro forma financial information required by this report. The Company will file such statements and information as an amendment to this report as soon as it is available, but no later than sixty days after the date this report is filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                      Polish Telephones and Microwave Corporation
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                                      (Registrant)

June 3, 1996           /s/ Gary Panno
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                                       Gary Panno
                                Chief Executive Officer

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                        Index of Exhibits


Exhibit No.                Description
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  4.1   -     Statement of the Establishment of the Series B Non-
              Voting, Non-Participating Preferred Stock
              (incorporated herein by reference to Exhibit 4.1 to
              the Company's quarterly report on Form 10-QSB for
              the quarter ended March 31, 1996)
*10.1   -     Form of Series A Common Stock Warrant dated May 17,
              1996 between the Company and Manuel Landa, Ricardo
              Orea Gudino, Oscar Garcia Mora and Christopher
              Efird.
 10.2   -     Agreement and Plan of Merger dated April 29, 1996
              (incorporated herein by reference to Exhibit 10.3
              to the Company's quarterly report on Form 10-QSB
              for the quarter ended March 31, 1996)
 10.3   -     Form of Series B Common Stock Warrant dated May 17,
              1996 between the Company and Christopher Efird
              (incorporated herein by reference to Exhibit 10.5
              to the Company's quarterly report on Form 10-QSB
              for the quarter ended March 31, 1996)
 10.4   -     Form of Employment Agreement dated May 14, 1996
              between Telereunion and Manuel Landa, Ricardo Orea
              Gudino and Oscar Garcia Mora (incorporated herein
              by reference to Exhibit 10.6 to the Company's
              quarterly report on Form 10-QSB for the quarter
              ended March 31 , 1996)
 10.5   -     Form of Non-Qualified Stock Option Certificate and
              Agreement dated May 17, 1996, as amended, between
              the Company and Manuel Landa, Ricardo Orea Gudino
              and Oscar Garcia Mora (incorporated herein by
              reference to Exhibit 10.7 to the Company's
              quarterly report on Form 10-QSB for the quarter
              ended March 31, 1996)
 10.6   -     Form of Warrant for Robert Chamberlain dated May
              17, 1996 (incorporated herein by reference to Exhibit 10.8 to the Company's quarterly report on Form 10-QSB for the quarter ended March 31, 1996)











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* Filed herewith